MORTGAGE NOTES RECEIVABLE	12 Months Ended
Dec. 31, 2015
Mortgage Notes Receivable Investments [Abstract]
MORTGAGE NOTES RECEIVABLE

NOTE 5 - MORTGAGE NOTES RECEIVABLE

As of December 31, 2015, mortgage notes receivable relate to 26 fixed rate mortgages on 58 long-term care facilities. The mortgage notes are secured by first mortgage liens on the borrowers' underlying real estate and personal property. The mortgage notes receivable relate to facilities located in ten states, operated by eight independent healthcare operating companies. We monitor compliance with mortgages and when necessary have initiated collection, foreclosure and other proceedings with respect to certain outstanding loans.

The outstanding principal amounts of mortgage notes receivable, net of allowances, were as follows:

	December 31,
	2015	2014
	(in thousands)

Mortgage note due 2023; interest at 11.00%	$69,928	$69,928
Mortgage note due 2024; interest at 9.64%	112,500	112,500
Mortgage note due 2029; interest at 9.23%	413,399	414,550
Other mortgage notes outstanding (1)	83,968	51,101
Mortgage notes receivable, gross	679,795	648,079
Allowance for loss on mortgage notes receivable	—	—
Total mortgages — net	$679,795	$648,079
(1)	Other mortgage notes outstanding have stated interest rates ranging from 8.35% to 12.0% and maturity dates through 2046.

Mortgage Note due 2023

The $69.9 million mortgage note is secured by seven facilities located in Maryland. The interest rate will accrue at a fixed rate of 11% per year through April 2018. After April 2018, the interest rate will increase to 13.75% per year. The mortgage note matures in December 2023.

$112.5 Million of Mortgage Note due 2024

On January 17, 2014, we entered into a $112.5 million first mortgage loan with an existing operator. The loan is secured by 7 SNFs and 2 ALFs totaling 798 operating beds located in Pennsylvania (7) and Ohio (2). The loan is cross-defaulted and cross-collateralized with our existing master lease with the operator.

$415 Million of Refinancing/Consolidating Mortgage Loans due 2029

On June 30, 2014, we entered into an agreement to refinance/consolidate $117 million in existing mortgages with maturity dates ranging from 2021 to 2023 on 17 facilities into one mortgage and simultaneously provide mortgage financing for an additional 14 facilities. The new $415 million mortgage matures in 2029 and is secured by 31 facilities totaling 3,430 licensed beds all located in the state of Michigan. The new loan bore an initial annual cash interest rate of 9.0% and increases by 0.225% per year (e.g., beginning in year 2 the interest rate will be 9.225%, in year 3 the rate will be 9.45%, etc.).

One of the existing mortgages that was refinanced/consolidated into the new $415 million mortgage included annual interest rate escalators and required the mortgagee to pay a prepayment penalty in the event the mortgage was retired early which resulted in us recording an effective yield interest receivable. In connection with the refinancing/consolidating transaction which was entered into at market terms, the old mortgage was considered to be retired early since the modifications made to the terms of the mortgage were more than minor. As of the date of the refinancing/consolidation transaction, the effective yield interest receivable was approximately $2.0 million. We forgave the prepayment penalty associated with the retired mortgage and recorded a $2.0 million provision to write-off the effective yield interest receivable related to the retired mortgage.